Liquidity	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Liquidity

3. Liquidity

At December 31, 2013 and December 31, 2014, the Company had accumulated deficits of approximately $122.4 million and $138.3 million, respectively. For the years ended December 31, 2013 and 2014, the Company incurred net losses of approximately $9.2 million and $15.9 million, respectively. The Company borrowed a total of $6.2 million and $0.5 million during the years ended December 31, 2013 and 2014, respectively, under note agreements with certain shareholders and a line of credit. In addition, the Company borrowed $5.0 million during the year ended December 31, 2014 under the April 2014 Credit Facility. While the Company is currently in the commercialization stage of operations, the Company has not yet achieved profitability and anticipates that it will continue to incur net losses in the foreseeable future.

Historically, the Company’s principal sources of cash have included proceeds from the issuance of common and preferred stock, proceeds from the issuance of debt, and revenues from clinical laboratory testing through contracted partners. The Company’s principal uses of cash have included cash used in operations, payments relating to purchases of property and equipment and repayments of borrowings. The Company expects that the principal uses of cash in the future will be for continuing operations, hiring of sales and marketing personnel and increased sales and marketing activities, funding of research and development, capital expenditures, and general working capital requirements. The Company expects that, as revenues grow, sales and marketing and research and development expenses will continue to grow, albeit at a slower rate and, as a result, the Company will need to generate significant net revenues to achieve and sustain income from operations.

As of December 31, 2014, cash and cash equivalents totaled approximately $5.4 million. On February 13, 2015, the Company received cash proceeds of approximately $9.1 million as a result of the closing of a second public offering, net of underwriting discounts and additional underwriting costs incurred. Subsequent to the closing of the second public offering on February 13, 2015, additional cash proceeds of approximately $6.7 million were received from the exercise of warrants sold in such offering (see Note 21). Management believes that its cash resources should be sufficient to support currently forecasted operations through at least the next twelve months. Management expects that the Company may need additional financing in the future to execute on its current or future business strategies beyond the next twelve months. Until the Company can generate significant cash from operations, the Company expects to continue to fund its operations with the proceeds of offerings of the Company’s equity and debt securities. Management can provide no assurances that any sources of a sufficient amount of financing will be available to the Company on favorable terms, if at all. In addition to test revenues, such financing may be derived from one or more of the following types of transactions: debt, equity, product development, technology licensing or collaboration.